UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period:  November 30, 2015

Item 1. Reports to Stockholders.

Annual Report

Convergence Core Plus Fund
Convergence Opportunities Fund

November 30, 2015

Investment Adviser

Convergence Investment Partners, LLC
1245 Cheyenne Avenue
Suite 102
Grafton, Wisconsin 53024

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3
CONVERGENCE CORE PLUS FUND
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
CONVERGENCE OPPORTUNITIES FUND
EXPENSE EXAMPLE	11
INVESTMENT HIGHLIGHTS	13
CONVERGENCE CORE PLUS FUND
SCHEDULE OF INVESTMENTS	15
SCHEDULE OF SECURITIES SOLD SHORT	22
CONVERGENCE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS	26
SCHEDULE OF SECURITIES SOLD SHORT	33
STATEMENTS OF ASSETS AND LIABILITIES	38
STATEMENTS OF OPERATIONS	40
STATEMENTS OF CHANGES IN NET ASSETS
CONVERGENCE CORE PLUS FUND	41
CONVERGENCE OPPORTUNITIES FUND	42
STATEMENTS OF CASH FLOWS	43
FINANCIAL HIGHLIGHTS
CONVERGENCE CORE PLUS FUND	44
CONVERGENCE OPPORTUNITIES FUND	47
NOTES TO FINANCIAL STATEMENTS	48
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	59
NOTICE OF PRIVACY POLICY & PRACTICES	63
ADDITIONAL INFORMATION	64

Convergence Core Plus Annual Report
Convergence Opportunities Annual Report

Dear Shareholder:

We are pleased to provide to you the annual report of the Convergence Core Plus Fund and the Convergence Opportunities Fund for the fiscal year ended November 30, 2015.  With the Convergence Core Plus Fund’s inception on December 29, 2009, we have now completed nearly six full years; and we are pleased to report that it has been a very good period, both on an absolute and relative basis. The Convergence Opportunities Fund completed its first two full years on November 30, 2015 and we are pleased to report that the Fund got off to a very good start.

Performance:

The Convergence Core Plus Fund’s Institutional Class was up cumulatively 127.55% from December 29, 2009 (its inception) to November 30, 2015 versus the Russell 3000 Index at 109.91% (annualized since inception is 14.90% and 13.34%, respectively).  Over this past fiscal year, the Fund’s Institutional Class was up 3.15% versus the Russell 3000 Index at 2.58%.  Performance for the Fund versus the market was driven by both the Convergence Dynamic Investment Model, and the broader mandate afforded the Fund through the ability to short.   The Fund’s Institutional Class gross expense ratio, as of the prospectus dated March 30, 2015, was 2.24%. Net of dividends on short positions, the gross expense ratio was 1.24%. The Convergence Core Plus Fund maintained an Overall Morningstar 4-Star Rating out of 1,251 funds in the Large Blend category for the period ended November 30, 2015 (derived from a weighted average of the Fund’s three-, five- and ten-year risk adjusted return measure, if applicable).

The Convergence Opportunities Fund’s Institutional Class was up 3.76% in its second year ended November 30, 2015, exceeding the 3.51% registered by the Russell 2000 Index, the Fund’s benchmark.  Since inception, the Fund’s Institutional Class is up a cumulative 10.44% versus the Russell 2000 Index at 7.64% (annualized since inception is 5.08% and 3.75%, respectively).  The Fund’s Institutional Class gross expense ratio, as of March 30, 2015, was 2.71%. Net of dividends on short positions, the gross expense ratio was 1.52%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-677-9414.

Our proprietary dynamic model seeks to incorporate the best attributes of both quantitative methods of analysis with traditional fundamental management. Quant strategies have the advantage of being able to assimilate a lot of information, validate concepts, and avoid emotional biases. Fundamental managers have the advantage that they can incorporate current market conditions into their evaluation. Our dynamic model actively measures the market environment and adjusts our model in an effort to seek out alpha, thereby applying what we believe are the best attributes of both approaches.

The Convergence Core Plus Fund

Our ability to short provided all of the alpha for the portfolio in the fiscal year ended November 30, 2015.  While maintaining a beta close to one for the Fund as a whole throughout the period, our short positions helped hold the portfolio up relative to the market in most down months.  The long/short spread added 91 basis points over the past fiscal year, and 1157 basis points to the portfolio since inception.  The market began to make a material shift toward fundamentals in mid-April of this year, and the Convergence Core Plus Fund benefited, out-performing 6 of 7 months.

The Convergence Opportunities Fund

The Convergence Opportunities Fund returns mirrored that of the Convergence Core Plus Fund for the 12 months of the fiscal year ended November 30, 2015.  For the 12 months, the short portfolio added 114 basis points, and accounted for all of the alpha.  Since inception, the long/short extension has added 967 basis points.  The turn in the fortunes for the Fund showed up later in the fiscal year than the Convergence Core Plus Fund.  We were particularly pleased with the Fund’s out-performance during the sharp market correction in August and September.  This was followed by another strong relative month in October when the market rebounded sharply.  Since inception, the Convergence Opportunities Fund has only experienced a down-capture relative to the Russell 2000 Index of 71%, while capturing 91% of the upward move in the market.

The Environment:

We have been hopeful that the overall influence of the Central Banks around the world on the markets would begin to lessen, replaced by the underlying fundamentals of the companies that we are investing in. By the end of 2014 we believed this trend had begun, and accelerated following April of 2015. With quantitative easing over, and the first interest rate increase in 10 years baked in to market expectations, we believe rational pricing may finally become the order of the day.  This is a very good environment for both Funds in our opinion.

Thank you for your support.

David W. Schulz
President
Convergence Investment Partners, LLC

Opinions expressed are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small, micro, and midcap companies involve additional risk such as limited liquidity and greater volatility than larger capitalization companies. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds regularly make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  The Convergence Core Plus Fund was rated against 1,411 and 1,251 U.S.-domiciled Large

Blend funds over a 3-year and 5-year time period, respectively.  With respect to these Large Blend funds, the Convergence Core Plus Fund received a Morningstar Rating of 3 stars and 5 stars for the 3-year and 5-year time periods, respectively.

©2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Russell 3000 Index measures the performance of the 3,000 largest companies representing approximately 98% of the investable U.S. equity market.  The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  It is not possible to invest directly in an index.

“Alpha” is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. A “basis point” is equal to 100th of a percent. “Beta” measures the sensitivity of rates of return on a fund to general market movements. “Up capture ratio” is a statistical measure of an investment manager’s overall performance in up markets. The up capture ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has risen. The ratio is calculated by dividing the manager’s returns by the returns of the index during the up market and multiplying that factor by 100. “Down capture ratio” is a statistical measure of an investment manager’s overall performance in down markets. The down capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped. The ratio is calculated by dividing the manager’s returns by the returns of the index during the down market and multiplying that factor by 100.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC., distributor.

CONVERGENCE CORE PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/15 – 11/30/15).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CONVERGENCE CORE PLUS FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual**	$1,000.00	$1,018.60	$11.59
Hypothetical (5% return
before expenses)***	$1,000.00	$1,013.59	$11.56

*
Expenses are equal to the Fund’s annualized expense ratio of 2.29%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.28%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $6.48.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $6.48.

	Investment Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual**	$1,000.00	$1,017.00	$12.84
Hypothetical (5% return
before expenses)***	$1,000.00	$1,012.33	$12.81

*
Expenses are equal to the Fund’s annualized expense ratio of 2.54%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.53%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $7.74.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $7.74.

CONVERGENCE CORE PLUS FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)
Average Annual Total Returns as of November 30, 2015

	Institutional Class Shares	Russell 3000 Index
One Year	3.15%	2.58%
Three Year	15.14%	16.00%
Five Year	14.91%	14.13%
Since Inception (12/29/09)	14.90%	13.34%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $100,000 Investment

*  Inception Date

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2015

	Investment Class Shares	Russell 3000 Index
One Year	2.88%	2.58%
Since Inception (1/31/13)	13.04%	14.36%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Investment Class shares. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

CONVERGENCE OPPORTUNITIES FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/15 – 11/30/15).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CONVERGENCE OPPORTUNITIES FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual**	$1,000.00	$1,002.70	$14.46
Hypothetical (5% return
before expenses)***	$1,000.00	$1,010.63	$14.52

*
Expenses are equal to the Fund’s annualized expense ratio of 2.88%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.33%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $6.68.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $6.73.

CONVERGENCE OPPORTUNITIES FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with small to medium market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund generally considers companies with small and medium market capitalizations to be those companies that comprise the lower 2,500 stocks by market capitalization of the Russell 3000 Index.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE OPPORTUNITIES FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2015

	Institutional Class Shares	Russell 2000 Index
One Year	3.76%	3.51%
Since Inception (11/29/13)	5.08%	3.75%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 is a subset of the Russell 3000 Index.

One cannot invest directly in an index.

Growth of $100,000 Investment

*  Inception Date

CONVERGENCE CORE PLUS FUND

Schedule of Investments

November 30, 2015

	Shares	Value
COMMON STOCKS* 125.18%

Accommodation 1.39%
Diamond Resorts International, Inc. (a)	24,199	$680,234
Marriott International, Inc. – Class A	21,473	1,522,650
Penn National Gaming, Inc. (a)	30,404	484,944
Pinnacle Entertainment, Inc. (a)	17,572	576,186
		3,264,014
Administrative and Support Services 2.08%
ABM Industries, Inc.	23,741	704,395
Equifax, Inc.	6,209	692,304
Paychex, Inc.	50,482	2,738,649
Robert Half International, Inc.	15,047	770,105
		4,905,453
Air Transportation 3.51%
Delta Air Lines, Inc.	52,533	2,440,683
Hawaiian Holdings, Inc. (a)	37,998	1,375,528
JetBlue Airways Corp. (a)	88,293	2,184,369
Southwest Airlines Co.	49,698	2,280,144
		8,280,724
Amusement, Gambling, and Recreation Industries 0.68%
Global Payments, Inc.	22,720	1,609,712

Animal Production and Aquaculture 1.47%
Cal-Maine Foods, Inc.	63,624	3,468,144

Beverage and Tobacco Product Manufacturing 2.43%
Coca-Cola Enterprises, Inc.	59,196	2,977,559
PepsiCo, Inc.	27,467	2,751,095
		5,728,654
Broadcasting (except Internet) 4.53%
Comcast Corp. – Class A	109,535	6,666,299
Discovery Communications, Inc. – Class A (a)	40,361	1,256,842
Sirius XM Holdings, Inc. (a)	395,354	1,624,905
Viacom, Inc. – Class A	21,788	1,128,618
		10,676,664
Building Material and Garden Equipment and Supplies Dealers 0.81%
Home Depot, Inc.	14,273	1,910,869

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Chemical Manufacturing 13.37%
AbbVie, Inc.	48,505	$2,820,566
Celanese Corp. – Class A	18,134	1,282,981
Celgene Corp. (a)	48,993	5,362,283
Chemtura Corp. (a)	40,354	1,239,675
Clorox Co.	16,433	2,042,622
Coty, Inc. – Class A	112,915	3,136,779
Gilead Sciences, Inc.	62,617	6,634,896
Halozyme Therapeutics, Inc. (a)	91,445	1,627,721
Jazz Pharmaceuticals PLC (a)(b)	11,330	1,660,865
Johnson & Johnson	18,116	1,834,064
LyondellBasell Industries NV (b)	18,454	1,768,262
Trinseo SA (a)(b)	18,012	514,423
United Therapeutics Corp. (a)	10,330	1,576,668
		31,501,805
Clothing and Clothing Accessories Stores 0.80%
Express, Inc. (a)	113,088	1,893,093

Computer and Electronic Product Manufacturing 9.96%
Apple, Inc.	73,981	8,751,952
Hologic, Inc. (a)	56,430	2,276,951
Intel Corp.	74,778	2,600,031
Jabil Circuit, Inc.	113,834	2,913,013
NVIDIA Corp.	76,513	2,426,992
Sanmina Corp. (a)	64,181	1,454,983
Skyworks Solutions, Inc.	10,750	892,465
Texas Instruments, Inc.	37,312	2,168,573
		23,484,960
Construction of Buildings 0.76%
DR Horton, Inc.	55,688	1,799,279

Credit Intermediation and Related Activities 11.44%
Bank of America Corp.	241,594	4,210,983
Capital One Financial Corp.	45,097	3,540,565
Citigroup, Inc.	64,128	3,468,684
Discover Financial Services	71,612	4,064,697
First Niagara Financial Group, Inc.	58,767	633,508
JPMorgan Chase & Co.	93,630	6,243,248
KeyCorp	43,870	575,136
SunTrust Banks, Inc.	38,609	1,676,403
Western Union Co.	103,985	1,961,157
Wintrust Financial Corp.	10,958	576,720
		26,951,101

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Data Processing, Hosting and Related Services 1.90%
Citrix Systems, Inc. (a)	30,788	$2,360,517
CSRA, Inc. (a)(c)	32,267	1,016,733
DST Systems, Inc.	9,048	1,106,389
		4,483,639
Electrical Equipment, Appliance, and
Component Manufacturing 0.27%
Helen of Troy Ltd. (a)(b)(c)	6,070	627,699

Electronics and Appliance Stores 0.92%
Ingram Micro, Inc. – Class A	70,478	2,179,885

Fabricated Metal Product Manufacturing 0.50%
Crown Holdings, Inc. (a)	22,843	1,185,780

Food and Beverage Stores 0.88%
Kroger Co.	54,845	2,065,463

Food Manufacturing 2.21%
Dean Foods Co.	171,417	3,215,783
Flowers Foods, Inc.	84,927	1,997,483
		5,213,266
Food Services and Drinking Places 1.00%
Cracker Barrel Old Country Store, Inc.	5,603	705,530
Dave & Buster’s Entertainment, Inc. (a)	14,310	548,645
Domino’s Pizza, Inc.	10,263	1,102,965
		2,357,140
Furniture and Related Product Manufacturing 0.24%
Herman Miller, Inc.	17,798	564,375

General Merchandise Stores 1.79%
Target Corp.	27,696	2,007,960
Wal-Mart Stores, Inc.	37,536	2,208,618
		4,216,578
Heavy and Civil Engineering Construction 0.50%
Dycom Industries, Inc. (a)	13,590	1,187,494

Hospitals 0.54%
LifePoint Health, Inc. (a)	17,616	1,261,482

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Insurance Carriers and Related Activities 9.10%
Aetna, Inc.	18,412	$1,891,833
Assured Guaranty Ltd. (b)(c)	60,431	1,597,796
Centene Corp. (a)	32,429	1,872,775
CNO Financial Group, Inc.	78,042	1,578,790
First American Financial Corp.	40,158	1,583,832
Health Net, Inc. (a)	17,509	1,107,619
Lincoln National Corp.	32,040	1,761,880
Molina Healthcare, Inc. (a)(c)	35,745	2,153,993
Progressive Corp.	41,040	1,264,853
Prudential Financial, Inc.	20,110	1,740,521
UnitedHealth Group, Inc.	18,274	2,059,662
Voya Financial, Inc.	69,865	2,843,505
		21,457,059
Machinery Manufacturing 3.76%
Brunswick Corp.	13,420	706,295
General Electric Co. (c)	241,840	7,240,689
Lam Research Corp.	11,671	912,672
		8,859,656
Merchant Wholesalers, Durable Goods 1.88%
LKQ Corp. (a)	54,988	1,621,596
O’Reilly Automotive, Inc. (a)	7,460	1,968,469
VWR Corp. (a)	31,513	840,767
		4,430,832
Merchant Wholesalers, Nondurable Goods 0.91%
AmerisourceBergen Corp.	21,840	2,154,298

Miscellaneous Manufacturing 0.55%
Hasbro, Inc.	17,845	1,304,291

Motor Vehicle and Parts Dealers 1.61%
AutoNation, Inc. (a)	18,270	1,167,818
Group 1 Automotive, Inc.	9,426	765,580
Lithia Motors, Inc. – Class A	15,050	1,869,812
		3,803,210
Nonstore Retailers 3.51%
Amazon.com, Inc. (a)	3,760	2,499,648
eBay, Inc. (a)	194,951	5,768,600
		8,268,248

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Oil and Gas Extraction 1.18%
Phillips 66	30,334	$2,776,471

Other Information Services 3.16%
Alphabet, Inc. – Class A (a)	9,763	7,447,705

Paper Manufacturing 0.48%
Graphic Packaging Holding Co.	82,880	1,132,970

Performing Arts, Spectator Sports, and Related Industries 0.33%
Boyd Gaming Corp. (a)	39,265	769,201

Personal and Laundry Services 0.19%
Service Corp International	15,914	443,205

Petroleum and Coal Products Manufacturing 8.07%
CVR Energy, Inc.	34,318	1,638,685
HollyFrontier Corp.	52,298	2,514,488
Marathon Petroleum Corp.	48,611	2,839,369
Owens Corning	21,991	1,030,058
PBF Energy, Inc. – Class A	74,537	3,018,002
Tesoro Corp.	24,096	2,775,136
Valero Energy Corp.	41,457	2,979,100
Western Refining, Inc.	49,029	2,219,053
		19,013,891
Pipeline Transportation 0.52%
WGL Holdings, Inc.	19,873	1,225,369

Plastics and Rubber Products Manufacturing 1.57%
Berry Plastics Group, Inc. (a)	38,070	1,384,225
Goodyear Tire & Rubber Co.	66,071	2,304,556
		3,688,781
Printing and Related Support Activities 0.59%
Avery Dennison Corp.	21,223	1,399,869

Professional, Scientific, and Technical Services 8.59%
Accenture PLC (b)	29,223	3,133,289
Allscripts Healthcare Solutions, Inc. (a)	160,814	2,449,197
Amgen, Inc.	37,846	6,096,991
Computer Sciences Corp.	32,267	1,010,925
Convergys Corp.	38,535	992,662
FTI Consulting, Inc. (a)	21,438	801,352

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Professional, Scientific, and Technical Services 8.59% (Continued)
International Business Machines Corp.	21,521	$3,000,458
Jacobs Engineering Group, Inc. (a)	36,935	1,630,311
LPL Financial Holdings, Inc.	24,420	1,122,832
		20,238,017
Publishing Industries (except Internet) 0.60%
Aspen Technology, Inc. (a)	31,913	1,402,576

Real Estate 0.27%
TRI Pointe Group, Inc. (a)	46,253	645,229

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 1.93%
CBOE Holdings, Inc.	17,091	1,234,141
E*TRADE Financial Corp. (a)	55,132	1,677,667
King Digital Entertainment PLC (b)	92,580	1,637,740
		4,549,548
Telecommunications 2.16%
NeuStar, Inc. – Class A (a)	41,233	1,039,072
Telephone & Data Systems, Inc.	75,400	2,133,066
T-Mobile US, Inc. (a)	53,773	1,908,942
		5,081,080
Transportation Equipment Manufacturing 5.45%
Boeing Co.	39,905	5,804,183
General Dynamics Corp.	24,488	3,586,512
Huntington Ingalls Industries, Inc.	9,439	1,235,754
Lear Corp.	17,551	2,209,671
		12,836,120
Utilities 3.29%
CenterPoint Energy, Inc.	70,760	1,199,382
FirstEnergy Corp.	42,415	1,331,408
NiSource, Inc.	81,660	1,567,055
Southern Co.	24,104	1,073,592
UGI Corp.	37,246	1,291,319
Xcel Energy, Inc.	36,490	1,301,233
		7,763,989
Wholesale Electronic Markets and Agents and Brokers 0.93%
Tech Data Corp. (a)	32,341	2,187,869

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Wood Product Manufacturing 0.57%
Masco Corp.	44,760	$1,338,772
TOTAL COMMON STOCKS (Cost $260,801,009)		295,035,529

REAL ESTATE INVESTMENT TRUSTS* 5.35%
Corrections Corp. of America	46,099	1,188,432
DiamondRock Hospitality Co.	109,890	1,223,076
DuPont Fabros Technology, Inc.	49,445	1,633,663
Highwoods Properties, Inc.	24,017	1,046,181
Lexington Realty Trust	170,075	1,460,944
Mack-Cali Realty Corp.	69,951	1,643,849
Regency Centers Corp.	21,293	1,434,722
Sovran Self Storage, Inc.	15,260	1,533,477
Tanger Factory Outlet Centers, Inc.	43,310	1,442,656
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $11,493,814)		12,607,000

SHORT-TERM INVESTMENTS 0.48%
AIM STIT-STIC Prime Portfolio, 0.080% (d)	1,133,219	1,133,219
TOTAL SHORT-TERM INVESTMENTS (Cost $1,133,219)		1,133,219
Total Investments (Cost $273,428,042) 131.01%		308,775,748
Liabilities in Excess of Other Assets (31.01)%		(73,088,190)
TOTAL NET ASSETS 100.00%		$235,687,558

Percentages are stated as a percent of net assets.

*	Unless otherwise noted, all or a portion of these securities, totaling $295,005,618, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	This security is not pledged as collateral for securities sold short.
(d)	Variable rate security; the rate shown below represents the rate at November 30, 2015.

Abbreviations:
Ltd.	Limited Liability Company.
NV	Naamoloze Vennootschap is the Dutch term for a public limited liability company.
PLC	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short

November 30, 2015

	Shares	Value
3D Systems Corp.	(55,190)	$(503,333)
Acadia Healthcare Company, Inc.	(1,865)	(128,704)
ACADIA Pharmaceuticals, Inc.	(20,840)	(790,877)
Advisory Board Co.	(12,598)	(678,276)
Agios Pharmaceuticals, Inc.	(9,530)	(615,542)
Air Lease Corp.	(14,970)	(503,441)
Albemarle Corp.	(8,031)	(430,140)
Allegheny Technologies, Inc.	(17,750)	(224,893)
Amicus Therapeutics, Inc.	(26,330)	(282,521)
Anadarko Petroleum Corp.	(8,702)	(521,250)
Aon PLC (a)	(6,268)	(593,830)
Arthur J. Gallagher & Co.	(24,168)	(1,057,350)
Artisan Partners Asset Management, Inc.	(6,972)	(272,535)
athenahealth, Inc.	(2,060)	(345,565)
B/E Aerospace, Inc.	(7,029)	(324,880)
Bank of Hawaii Corp.	(7,299)	(505,018)
Becton Dickinson and Co.	(6,984)	(1,049,345)
Black Knight Financial Services, Inc.	(12,294)	(426,602)
BlackRock, Inc.	(2,000)	(727,441)
Bluebird Bio, Inc.	(4,905)	(435,319)
BorgWarner, Inc.	(7,891)	(336,867)
Brookdale Senior Living, Inc.	(12,810)	(287,968)
Cabela’s, Inc.	(10,655)	(499,400)
Capitol Federal Financial, Inc.	(27,910)	(361,993)
Carrizo Oil & Gas, Inc.	(8,064)	(325,624)
CBS Corp.	(13,685)	(690,819)
Charles Schwab Corp.	(22,470)	(757,464)
Cheniere Energy, Inc.	(12,873)	(612,111)
CLARCOR, Inc.	(9,487)	(501,198)
CONSOL Energy, Inc.	(43,680)	(344,198)
Cooper Companies, Inc.	(2,391)	(349,684)
Cornerstone OnDemand, Inc.	(11,753)	(422,050)
CoStar Group, Inc.	(3,700)	(774,188)
Covanta Holding Corp.	(23,424)	(378,298)
Cypress Semiconductor Corp.	(48,629)	(526,166)
DeVry Education Group, Inc.	(13,040)	(309,700)
Diamondback Energy, Inc.	(9,000)	(702,181)
Dollar Tree, Inc.	(8,233)	(621,262)
Dynegy, Inc.	(42,119)	(678,958)
Edgewell Personal Care Co.	(12,154)	(978,397)
Education Realty Trust, Inc.	(9,488)	(349,633)
Exact Sciences Corp.	(20,660)	(187,799)
FireEye, Inc.	(27,515)	(629,543)
FMC Corp.	(8,038)	(345,393)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2015

	Shares	Value
Freeport-McMoRan, Inc.	(32,730)	$(267,731)
Generac Holdings, Inc.	(15,780)	(506,538)
Genesco, Inc.	(6,102)	(330,484)
Genworth Financial, Inc.	(97,975)	(494,774)
Glacier Bancorp, Inc.	(14,410)	(423,366)
GoDaddy, Inc.	(15,920)	(494,634)
Golar LNG Ltd. (a)	(21,153)	(578,535)
Gulfport Energy Corp.	(24,391)	(620,019)
Hanesbrands, Inc.	(19,946)	(611,744)
HeartWare International, Inc.	(3,251)	(155,593)
HomeAway, Inc.	(10,350)	(365,976)
Houghton Mifflin Harcourt Co.	(3,672)	(72,559)
HubSpot, Inc.	(7,320)	(396,817)
Intercept Pharmaceuticals, Inc.	(4,450)	(785,470)
Intra-Cellular Therapies, Inc.	(5,524)	(294,595)
Joy Global, Inc.	(21,988)	(337,516)
KapStone Paper and Packaging Corp.	(14,870)	(360,895)
Kate Spade & Co.	(33,720)	(675,749)
Keurig Green Mountain, Inc.	(10,760)	(563,824)
Kite Pharma, Inc.	(4,419)	(363,993)
Kite Realty Group Trust	(19,219)	(517,183)
KLX, Inc.	(15,330)	(492,093)
Knowles Corp.	(46,926)	(772,871)
Las Vegas Sands Corp.	(6,720)	(296,083)
LendingClub Corp.	(65,113)	(782,658)
Level 3 Communications, Inc.	(5,969)	(303,404)
Liberty Broadband Corp. – Class A	(5,097)	(270,192)
Liberty Broadband Corp. – Class C	(10,398)	(549,118)
Liberty Ventures – Series A	(13,574)	(583,818)
M&T Bank Corp.	(7,902)	(990,357)
M/A-COM Technology Solutions Holdings, Inc.	(14,100)	(520,995)
Macerich Co.	(6,410)	(500,942)
Macquarie Infrastructure Corp.	(10,308)	(773,409)
MB Financial, Inc.	(12,420)	(443,891)
Mead Johnson Nutrition Co.	(6,832)	(550,591)
Medtronic PLC (a)	(14,492)	(1,091,827)
Micron Technology, Inc.	(42,112)	(670,843)
Monster Beverage Corp.	(4,110)	(635,448)
Morgan Stanley	(18,187)	(623,814)
Netflix, Inc.	(4,043)	(498,623)
NetScout Systems, Inc.	(22,758)	(753,290)
NetSuite, Inc.	(9,306)	(794,733)
Neurocrine Biosciences, Inc.	(16,058)	(873,072)
New Relic, Inc.	(11,673)	(439,022)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2015

	Shares	Value
Nimble Storage, Inc.	(51,581)	$(540,053)
NOW, Inc.	(27,954)	(513,795)
Nu Skin Enterprises, Inc.	(8,616)	(300,440)
On Assignment, Inc.	(3,592)	(167,675)
Ophthotech Corp.	(8,850)	(562,595)
Orbital ATK, Inc.	(6,150)	(528,347)
Pacira Pharmaceuticals, Inc.	(6,890)	(446,128)
Pattern Energy Group, Inc.	(16,465)	(294,888)
Pennsylvania Real Estate Investment Trust	(18,970)	(408,993)
Pentair PLC (a)	(8,680)	(492,156)
Platform Specialty Products Corp.	(26,240)	(329,574)
Post Holdings, Inc.	(8,600)	(597,872)
Priceline Group, Inc.	(347)	(433,351)
Proofpoint, Inc.	(6,679)	(489,637)
PTC Therapeutics, Inc.	(3,324)	(99,853)
Puma Biotechnology, Inc.	(6,679)	(502,929)
QUALCOMM, Inc.	(12,640)	(616,706)
Radius Health, Inc.	(7,415)	(450,906)
Rayonier, Inc.	(33,280)	(803,046)
RBC Bearings, Inc.	(6,900)	(487,278)
Reynolds American, Inc.	(14,264)	(659,710)
Rice Energy, Inc.	(52,447)	(706,986)
Sage Therapeutics, Inc.	(4,665)	(223,547)
Signet Jewelers Ltd. (a)	(3,510)	(461,179)
SL Green Realty Corp.	(1,328)	(156,810)
SLM Corp.	(92,470)	(624,635)
SolarCity Corp.	(9,392)	(270,114)
Sotheby’s	(9,950)	(281,685)
Splunk, Inc.	(16,748)	(996,507)
Sprint Corp.	(273,000)	(996,450)
St. Joe Co.	(23,186)	(450,272)
Stratasys Ltd. (a)	(25,260)	(631,500)
SunEdison, Inc.	(36,179)	(115,411)
SunPower Corp.	(4,862)	(116,494)
Tahoe Resources, Inc. (a)	(49,560)	(436,624)
TerraForm Power, Inc.	(30,547)	(210,774)
TESARO, Inc.	(7,890)	(402,706)
Tesla Motors, Inc.	(2,561)	(589,696)
Texas Capital Bancshares, Inc.	(8,909)	(528,126)
TFS Financial Corp.	(21,231)	(398,506)
Third Point Reinsurance Ltd. (a)	(14,886)	(211,530)
Time, Inc.	(19,926)	(331,569)
Timken Co.	(15,210)	(490,370)
Tribune Media Co.	(14,410)	(562,133)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2015

	Shares	Value
Trinity Industries, Inc.	(18,570)	$(504,176)
TripAdvisor, Inc.	(5,690)	(468,684)
Twitter, Inc.	(27,417)	(696,392)
Ultragenyx Pharmaceutical, Inc.	(4,041)	(397,311)
United Bankshares, Inc.	(13,669)	(575,737)
Valley National Bancorp	(47,370)	(527,702)
Walgreens Boots Alliance, Inc.	(17,452)	(1,466,491)
WEC Energy Group, Inc.	(20,801)	(1,025,906)
Wendy’s Co.	(33,540)	(352,505)
Whiting Petroleum Corp.	(37,510)	(619,290)
Wright Medical Group NV (a)	(14,210)	(304,378)
Wynn Resorts Ltd.	(6,250)	(392,313)
XPO Logistics, Inc.	(13,530)	(412,665)
Yahoo!, Inc.	(35,077)	(1,185,954)
Yelp, Inc. – Class A	(19,693)	(593,350)
Zebra Technologies Corp.	(8,918)	(715,224)
Zendesk, Inc.	(25,879)	(662,761)
Zimmer Biomet Holdings, Inc.	(9,790)	(988,888)
TOTAL SECURITIES SOLD SHORT (Proceeds $87,306,328)		$(77,626,128)

(a)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
NV	Naamoloze Vennootschap is the Dutch term for a public limited liability company.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments

November 30, 2015

	Shares	Value
COMMON STOCKS* 121.03%

Accommodation 3.59%
Caesars Entertainment Corp. (a)	94,516	$800,551
Isle of Capri Casinos, Inc. (a)(c)	49,527	913,278
Penn National Gaming, Inc. (a)	32,276	514,802
Pinnacle Entertainment, Inc. (a)	25,590	839,096
		3,067,727
Administrative and Support Services 1.37%
ManTech International Corp. – Class A	10,870	364,036
TrueBlue, Inc. (a)	27,608	808,639
		1,172,675
Air Transportation 1.91%
Hawaiian Holdings, Inc. (a)	25,865	936,313
SkyWest, Inc.	33,736	695,299
		1,631,612
Ambulatory Health Care Services 2.43%
Amedisys, Inc. (a)	25,266	1,025,547
LHC Group, Inc. (a)	22,549	1,049,655
		2,075,202
Animal Production and Aquaculture 1.43%
Cal-Maine Foods, Inc.	22,470	1,224,840

Broadcasting (except Internet) 1.34%
Discovery Communications, Inc. – Class A (a)	20,530	639,305
Viacom, Inc. – Class A	9,838	509,608
		1,148,913
Chemical Manufacturing 10.79%
Chemtura Corp. (a)	33,159	1,018,644
Emergent BioSolutions, Inc. (a)	28,489	1,073,180
Halozyme Therapeutics, Inc. (a)	50,860	905,308
ImmunoGen, Inc. (a)	70,115	951,461
Lannett Company, Inc. (a)	24,510	905,890
Myriad Genetics, Inc. (a)	21,900	952,649
NewLink Genetics Corp. (a)	3,809	139,409
PDL BioPharma, Inc.	176,188	666,872
Sucampo Pharmaceuticals, Inc. – Class A (a)	50,425	864,789
Supernus Pharmaceuticals, Inc. (a)	47,620	769,539
Trinseo SA (a)(b)	34,350	981,036
		9,228,777

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Clothing and Clothing Accessories Stores 0.79%
Express, Inc. (a)	40,450	$677,133

Computer and Electronic Product Manufacturing 9.39%
Benchmark Electronics, Inc. (a)	21,683	465,317
Cirrus Logic, Inc. (a)	40,025	1,323,227
FormFactor, Inc. (a)	64,814	564,530
Integrated Device Technology, Inc. (a)	26,274	736,723
Jabil Circuit, Inc.	49,485	1,266,321
Photronics, Inc. (a)	123,188	1,351,371
Polycom, Inc. (a)	70,536	961,406
Sanmina Corp. (a)	37,148	842,145
Vishay Intertechnology, Inc.	43,292	516,041
		8,027,081
Construction of Buildings 0.37%
KB Home	22,543	317,631

Credit Intermediation and Related Activities 13.24%
BancorpSouth, Inc.	40,112	1,079,013
BofI Holding, Inc. (a)	70,240	1,406,907
Central Pacific Financial Corp.	52,030	1,209,177
Credit Acceptance Corp. (a)	4,000	801,680
Enterprise Financial Services Corp.	21,785	638,301
First Financial Bancorp	51,867	1,045,120
Flagstar Bancorp, Inc. (a)	59,337	1,457,317
Green Dot Corp. – Class A (a)	40,453	680,419
Provident Financial Services, Inc.	44,419	927,469
TriCo Bancshares	21,558	631,649
United Community Banks, Inc.	69,218	1,445,272
		11,322,324
Data Processing, Hosting and Related Services 1.17%
CSG Systems International, Inc.	27,972	999,440

Electrical Equipment, Appliance, and
Component Manufacturing 0.52%
Helen of Troy Ltd. (a)(b)	4,270	441,561

Fabricated Metal Product Manufacturing 1.69%
Builders FirstSource, Inc. (a)	58,473	787,047
Smith & Wesson Holding Corp. (a)	12,100	221,914
Sturm Ruger & Co, Inc.	8,350	435,035
		1,443,996

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Food and Beverage Stores 1.14%
Ingles Markets, Inc. – Class A	12,925	$704,024
SpartanNash Co.	12,577	271,915
		975,939
Food Services and Drinking Places 0.90%
Dave & Buster’s Entertainment, Inc. (a)	20,106	770,864

Furniture and Related Product Manufacturing 1.44%
Ethan Allen Interiors, Inc.	13,176	373,671
Herman Miller, Inc.	27,109	859,626
		1,233,297
Heavy and Civil Engineering Construction 1.40%
Dycom Industries, Inc. (a)	9,250	808,265
LGI Homes, Inc. (a)	11,717	389,707
		1,197,972
Hospitals 1.24%
LifePoint Health, Inc. (a)	14,778	1,058,253

Insurance Carriers and Related Activities 6.48%
First American Financial Corp.	24,308	958,708
Health Net, Inc. (a)	8,445	534,231
Maiden Holdings Ltd. (b)	62,627	965,082
Molina Healthcare, Inc. (a)(c)	15,357	925,413
Stewart Information Services Corp.	22,955	994,870
Triple-S Management Corp. (a)(b)	44,101	1,166,029
		5,544,333
Leather and Allied Product Manufacturing 0.67%
Skechers U.S.A., Inc. – Class A (a)	19,078	576,156

Lessors of Nonfinancial Intangible Assets
(except Copyrighted Works) 0.86%
RPX Corp. (a)	52,903	733,765

Machinery Manufacturing 1.93%
AGCO Corp.	16,136	810,995
Outerwall, Inc.	13,615	842,769
		1,653,764

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Management of Companies and Enterprises 2.93%
Berkshire Hills Bancorp, Inc.	41,178	$1,245,223
Cardinal Financial Corp.	51,126	1,257,699
		2,502,922
Merchant Wholesalers, Durable Goods 2.61%
Gentherm, Inc. (a)	17,749	902,359
Schnitzer Steel Industries, Inc. – Class A	23,842	393,631
VWR Corp. (a)	34,979	933,240
		2,229,230
Merchant Wholesalers, Nondurable Goods 2.39%
Phibro Animal Health Corp. – Class A	24,914	808,958
Universal Corp.	21,845	1,235,116
		2,044,074
Miscellaneous Manufacturing 0.72%
ABIOMED, Inc. (a)	7,533	614,467

Miscellaneous Store Retailers 0.38%
Central Garden & Pet Co. – Class A (a)	20,575	324,879

Motor Vehicle and Parts Dealers 2.89%
Group 1 Automotive, Inc.	9,052	735,203
Lithia Motors, Inc. – Class A	7,825	972,179
Sonic Automotive, Inc. – Class A	31,366	760,940
		2,468,322
Nonstore Retailers 1.26%
Insight Enterprises, Inc. (a)	20,721	554,908
World Fuel Services Corp.	11,975	521,990
		1,076,898
Paper Manufacturing 1.96%
Domtar Corp.	23,123	950,124
Greif, Inc. – Class A	20,540	728,554
		1,678,678
Performing Arts, Spectator Sports, and Related Industries 0.93%
Boyd Gaming Corp. (a)	40,792	799,115

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Petroleum and Coal Products Manufacturing 1.91%
Alon USA Energy, Inc.	30,409	$534,894
PBF Energy, Inc. – Class A	15,287	618,971
Western Refining, Inc.	10,599	479,711
		1,633,576
Pipeline Transportation 1.68%
WGL Holdings, Inc.	23,369	1,440,933

Plastics and Rubber Products Manufacturing 0.66%
Advanced Drainage Systems, Inc.	21,061	564,645

Primary Metal Manufacturing 0.79%
Global Brass & Copper Holdings, Inc.	29,109	677,075

Professional, Scientific, and Technical Services 10.48%
Allscripts Healthcare Solutions, Inc. (a)	71,375	1,087,041
Charles River Laboratories International, Inc. (a)	13,064	1,000,310
Constant Contact, Inc. (a)	18,414	576,174
Convergys Corp.	48,132	1,239,881
FTI Consulting, Inc. (a)	13,224	494,313
Gigamon, Inc. (a)	31,460	852,251
Insperity, Inc.	12,455	537,558
LPL Financial Holdings, Inc.	15,305	703,724
McDermott International, Inc. (a)(b)	83,397	369,449
Quality Systems, Inc.	25,187	409,289
Resources Connection, Inc.	31,233	570,002
Sykes Enterprises, Inc. (a)	35,261	1,122,005
		8,961,997
Publishing Industries (except Internet) 6.42%
Aspen Technology, Inc. (a)	29,571	1,299,645
ePlus, Inc. (a)	7,685	677,740
Mentor Graphics Corp.	37,007	693,141
MicroStrategy, Inc. – Class A (a)	6,742	1,168,861
News Corp.	42,290	611,513
Web.com Group, Inc. (a)	42,935	1,039,456
		5,490,356
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 1.32%
Associated Banc-Corp.	41,736	856,005
Navient Corp.	23,280	277,265
		1,133,270

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Specialty Trade Contractors 1.49%
Comfort Systems USA, Inc.	20,354	$646,036
EMCOR Group, Inc.	12,495	629,748
		1,275,784
Sporting Goods, Hobby, Musical Instrument,
and Book Stores 0.80%
Dick’s Sporting Goods, Inc.	17,458	681,386

Support Activities for Mining 0.60%
Matrix Service Co. (a)	22,485	516,930

Telecommunications 2.28%
Inteliquent, Inc.	12,715	244,255
NeuStar, Inc. – Class A (a)	39,622	998,475
Telephone & Data Systems, Inc.	25,155	711,635
		1,954,365
Transportation Equipment Manufacturing 3.16%
Briggs & Stratton Corp.	40,034	762,247
HEICO Corp. – Class A	15,835	687,239
Tenneco, Inc. (a)	9,211	496,289
Wabash National Corp. (a)	58,540	759,264
		2,705,039
Truck Transportation 1.00%
Nordic American Tankers Ltd. (b)	33,525	496,170
YRC Worldwide, Inc. (a)	21,342	361,320
		857,490
Utilities 3.27%
NRG Energy, Inc.	110,230	1,362,443
Ormat Technologies, Inc.	39,038	1,434,646
		2,797,089
Wholesale Electronic Markets and Agents and Brokers 1.25%
Tech Data Corp. (a)	15,765	1,066,502

Wood Product Manufacturing 1.76%
American Woodmark Corp. (a)	10,567	866,600
Universal Forest Products, Inc.	8,307	641,799
		1,508,399
TOTAL COMMON STOCKS (Cost $96,801,486)		103,526,676

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS* 12.44%
American Assets Trust, Inc.	25,761	$1,025,545
Corrections Corp. of America	64,038	1,650,900
DiamondRock Hospitality Co.	57,984	645,362
DuPont Fabros Technology, Inc.	55,502	1,833,786
Lexington Realty Trust	211,025	1,812,706
Mack-Cali Realty Corp.	79,656	1,871,916
Piedmont Office Realty Trust, Inc. – Class A	51,801	1,009,601
PS Business Parks, Inc.	8,946	791,005
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,109,559)		10,640,821

SHORT-TERM INVESTMENTS 1.56%
AIM STIT-STIC Prime Portfolio, 0.080% (d)	1,334,905	1,334,905
TOTAL SHORT-TERM INVESTMENTS (Cost $1,334,905)		1,334,905
Total Investments (Cost $108,245,950) 135.03%		115,502,402
Liabilities in Excess of Other Assets (35.03)%		(29,966,701)
TOTAL NET ASSETS 100.00%		$85,535,701

Percentages are stated as a percent of net assets.

*	Unless otherwise noted, all or a portion of these securities, totaling $112,328,807, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	This security is not pledged as collateral for securities sold short.
(d)	Variable rate security; the rate shown below represents the rate at November 30, 2015.

Abbreviations:
Ltd.	Limited Liability Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short

November 30, 2015

	Shares	Value
3D Systems Corp.	(19,464)	$(177,512)
AAC Holdings, Inc.	(9,308)	(228,418)
AAR Corp.	(4,795)	(117,765)
ACADIA Pharmaceuticals, Inc.	(4,110)	(155,975)
Accuray, Inc.	(31,200)	(219,648)
Achillion Pharmaceuticals, Inc.	(17,209)	(175,188)
Actua Corp.	(16,309)	(189,021)
Aduro Biotech, Inc.	(4,985)	(154,485)
Advisory Board Co.	(8,395)	(451,987)
Aerovironment, Inc.	(7,750)	(198,245)
Air Lease Corp.	(5,025)	(168,991)
Alder Biopharmaceuticals, Inc.	(3,341)	(124,486)
Allegheny Technologies, Inc.	(7,500)	(95,025)
Ameris Bancorp	(4,857)	(166,061)
Amicus Therapeutics, Inc.	(10,425)	(111,860)
Amplify Snack Brands, Inc.	(27,260)	(342,113)
Apollo Education Group, Inc.	(31,193)	(220,222)
Argan, Inc.	(4,480)	(176,109)
Astronics Corp.	(4,205)	(162,691)
Barnes & Noble Education, Inc.	(14,820)	(214,149)
Belden, Inc.	(1,663)	(104,387)
Benefitfocus, Inc.	(5,845)	(236,839)
Brookdale Senior Living, Inc.	(9,995)	(224,687)
C&J Energy Services Ltd. (a)	(25,033)	(149,196)
Cabela’s, Inc.	(4,893)	(229,335)
California Resources Corp.	(21,040)	(86,264)
Capital Bank Financial Corp.	(8,940)	(301,457)
Capitol Federal Financial, Inc.	(22,255)	(288,647)
Cardiovascular Systems, Inc.	(14,355)	(229,679)
Cerus Corp.	(43,615)	(247,296)
Chiasma, Inc.	(5,945)	(131,920)
Chimerix, Inc.	(3,026)	(122,250)
City Holding Co.	(2,840)	(141,773)
Colfax Corp.	(5,038)	(136,379)
Conn’s, Inc.	(5,124)	(136,657)
Cypress Semiconductor Corp.	(22,580)	(244,316)
DeVry Education Group, Inc.	(8,610)	(204,488)
Dynegy, Inc.	(30,055)	(484,487)
Education Realty Trust, Inc.	(14,006)	(516,121)
Endologix, Inc.	(22,103)	(225,009)
Engility Holdings, Inc.	(4,510)	(156,046)
Enstar Group Ltd. (a)	(1,867)	(287,724)
Esperion Therapeutics, Inc.	(5,635)	(160,090)
Exact Sciences Corp.	(16,228)	(147,513)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2015

	Shares	Value
FARO Technologies, Inc.	(4,370)	$(131,493)
Federal-Mogul Holdings Corp.	(28,388)	(232,214)
FireEye, Inc.	(8,640)	(197,683)
GasLog Ltd. (a)	(8,430)	(100,907)
Generac Holdings, Inc.	(5,330)	(171,093)
Genesco, Inc.	(3,155)	(170,875)
Genesee & Wyoming, Inc.	(3,956)	(274,032)
Glacier Bancorp, Inc.	(10,555)	(310,106)
Global Eagle Entertainment, Inc.	(9,615)	(104,130)
Glu Mobile, Inc.	(46,695)	(157,829)
Golar LNG Ltd. (a)	(4,710)	(128,819)
Greenlight Capital Re Ltd. (a)	(17,015)	(350,679)
GTT Communications, Inc.	(9,345)	(198,021)
Helix Energy Solutions Group, Inc.	(14,706)	(95,295)
Hersha Hospitality Trust	(10,107)	(238,626)
Home BancShares, Inc.	(1,525)	(68,808)
Hortonworks, Inc.	(14,342)	(243,670)
HRG Group, Inc.	(4,464)	(61,112)
HubSpot, Inc.	(4,356)	(236,139)
Imprivata, Inc.	(5,603)	(66,788)
inContact, Inc.	(9,568)	(94,436)
Inter Parfums, Inc.	(2,080)	(55,453)
Intercept Pharmaceuticals, Inc.	(820)	(144,738)
Iridium Communications, Inc.	(17,020)	(139,054)
Joy Global, Inc.	(10,405)	(159,717)
KapStone Paper and Packaging Corp.	(7,481)	(181,564)
Karyopharm Therapeutics, Inc.	(10,055)	(188,029)
Kate Spade & Co.	(6,836)	(136,993)
KLX, Inc.	(4,215)	(135,302)
Knowles Corp.	(10,201)	(168,010)
Kronos Worldwide, Inc.	(23,660)	(153,080)
Lands’ End, Inc.	(7,740)	(186,070)
Lattice Semiconductor Corp.	(58,700)	(369,222)
LDR Holding Corp.	(4,419)	(119,401)
LegacyTexas Financial Group, Inc.	(10,074)	(307,358)
LifeLock, Inc.	(16,165)	(233,423)
Loral Space & Communications, Inc.	(3,660)	(161,918)
MacroGenics, Inc.	(3,860)	(133,479)
Marketo, Inc.	(4,260)	(128,950)
McGrath RentCorp	(12,245)	(357,309)
Motorcar Parts of America, Inc.	(4,817)	(192,969)
Murphy USA, Inc.	(3,107)	(185,053)
NantKwest, Inc.	(9,195)	(149,970)
Natural Grocers by Vitamin Cottage, Inc.	(5,391)	(112,187)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2015

	Shares	Value
NetScout Systems, Inc.	(5,504)	$(182,182)
Neurocrine Biosciences, Inc.	(2,285)	(124,235)
Nevro Corp.	(4,465)	(269,597)
Nimble Storage, Inc.	(9,465)	(99,099)
NOW, Inc.	(9,505)	(174,702)
Ophthotech Corp.	(2,674)	(169,986)
OPOWER, Inc.	(23,660)	(222,167)
ORBCOMM, Inc.	(8,413)	(53,927)
OvaScience, Inc.	(6,727)	(63,436)
Paratek Pharmaceuticals, Inc.	(5,365)	(110,895)
Pennsylvania Real Estate Investment Trust	(44,366)	(956,531)
Piper Jaffray Companies	(4,029)	(163,295)
Platform Specialty Products Corp.	(18,673)	(234,533)
Post Holdings, Inc.	(5,125)	(356,290)
Potlatch Corp.	(16,673)	(557,212)
Puma Biotechnology, Inc.	(1,600)	(120,480)
Quotient Technology, Inc.	(23,725)	(164,652)
Rayonier, Inc.	(9,501)	(229,259)
RealD, Inc.	(11,553)	(121,307)
Relypsa, Inc.	(7,304)	(164,413)
Retail Opportunity Investments Corp.	(14,286)	(261,291)
Rice Energy, Inc.	(6,860)	(92,473)
Safety Insurance Group, Inc.	(1,754)	(98,242)
Sangamo BioSciences, Inc.	(16,410)	(135,875)
Scientific Games Corp.	(20,441)	(188,466)
Sequential Brands Group, Inc.	(32,867)	(294,160)
Shutterfly, Inc.	(4,618)	(211,966)
SLM Corp.	(23,865)	(161,208)
SM Energy Co.	(2,939)	(86,318)
Sotheby’s	(6,400)	(181,184)
Southside Bancshares, Inc.	(11,130)	(314,311)
Spark Therapeutics, Inc.	(2,178)	(125,867)
Spectranetics Corp.	(19,250)	(266,228)
Sprouts Farmers Market, Inc.	(7,064)	(170,454)
SPX Corp.	(13,030)	(143,851)
St. Joe Co.	(12,528)	(243,294)
Stifel Financial Corp.	(3,790)	(171,914)
Stillwater Mining Co.	(14,225)	(133,146)
Stratasys Ltd. (a)	(7,665)	(191,625)
SunEdison, Inc.	(34,745)	(110,837)
SunPower Corp.	(9,450)	(226,422)
Sunrun, Inc.	(18,758)	(124,741)
Tableau Software, Inc.	(850)	(82,476)
Tahoe Resources, Inc. (a)	(16,082)	(141,682)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2015

	Shares	Value
TAL International Group, Inc.	(8,995)	$(181,519)
TerraForm Power, Inc.	(31,998)	(220,786)
Texas Capital Bancshares, Inc.	(4,095)	(242,752)
TimkenSteel Corp.	(18,325)	(187,098)
Tribune Media Co.	(3,130)	(122,101)
TriMas Corp.	(3,145)	(68,026)
TriNet Group, Inc.	(20,455)	(403,986)
Tronox Ltd. (a)	(7,222)	(42,032)
TrueCar, Inc.	(31,331)	(251,588)
United Bankshares, Inc.	(7,498)	(315,816)
Valley National Bancorp	(27,510)	(306,461)
Viavi Solutions, Inc.	(6,214)	(39,521)
Virtus Investment Partners, Inc.	(1,440)	(196,186)
Wendy’s Co.	(26,022)	(273,491)
Westamerica Bancorporation	(6,149)	(301,301)
Whiting Petroleum Corp.	(5,484)	(90,542)
William Lyon Homes	(17,567)	(306,895)
Wix.com Ltd. (a)	(10,217)	(253,892)
Wright Medical Group NV (a)	(11,134)	(238,490)
WSFS Financial Corp.	(9,090)	(310,514)
XPO Logistics, Inc.	(9,881)	(301,370)
Yadkin Financial Corp.	(12,124)	(318,740)
Yelp, Inc. – Class A	(9,215)	(277,648)
Zebra Technologies Corp.	(2,350)	(188,470)
Zendesk, Inc.	(10,620)	(271,978)
Zumiez, Inc.	(11,019)	(166,277)
TOTAL SECURITIES SOLD SHORT (Proceeds $33,519,278)		$(31,348,224)

(a)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
NV	Naamoloze Vennootschap is the Dutch term for a public limited liability company.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

CONVERGENCE FUNDS

Statements of Assets and Liabilities

November 30, 2015

	Core Plus	Opportunities
	Fund	Fund
Assets
Investments, at value (cost $273,428,042 and
$108,245,950, respectively)	$308,775,748	$115,502,402
Dividends and interest receivable	441,452	54,591
Cash	345,116	—
Deposit for short sales at broker	4,038,505	1,477,509
Receivable for Fund shares sold	418,058	30,000
Other assets	25,937	11,232
Total Assets	314,044,816	117,075,734

Liabilities
Securities sold short, at value (proceeds $87,306,328
and $33,519,278, respectively)	77,626,128	31,348,224
Payable for Fund shares redeemed	256,174	4,377
Dividends payable on short positions	100,125	24,348
Payable to broker for interest expense	38,685	28,302
Payable to Adviser	192,672	69,469
Payable to affiliates	95,600	34,696
Payable for distribution fees	9,009	—
Accrued expenses and other liabilities	38,865	30,617
Total Liabilities	78,357,258	31,540,033
Net Assets	$235,687,558	$85,535,701

Net Assets Consist Of:
Paid-in capital	177,678,714	76,925,839
Accumulated net investment income/(loss)	756,730	(777,877)
Accumulated net realized gain/(loss)	12,224,208	(39,767)
Net unrealized appreciation on:
Investments	35,347,706	7,256,452
Securities sold short	9,680,200	2,171,054
Net Assets	$235,687,558	$85,535,701

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Assets and Liabilities (Continued)

November 30, 2015

	Core Plus	Opportunities
	Fund	Fund
Investment Class Shares
Net Assets	$9,820,549	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	529,558	—

Net asset value, redemption price
and offering price per share	$18.54	$—

Institutional Class Shares
Net Assets	$225,867,009	$85,535,701
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	12,125,755	7,749,249

Net asset value, redemption price
and offering price per share	$18.63	$11.04

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Operations

For the Year Ended November 30, 2015

	Core Plus	Opportunities
	Fund	Fund
Investment Income
Dividend income(1)	$6,710,993	$1,352,847
Interest income	35,814	17,754
Total Investment Income	6,746,807	1,370,601

Expenses
Management fees	2,718,298	834,556
Interest and broker expenses	1,557,104	783,178
Dividends on short positions	1,117,089	301,292
Administration fees	288,721	94,824
Fund accounting fees	123,641	48,675
Transfer agent fees and expenses	113,465	33,128
Custody fees	46,142	21,042
Federal and state registration fees	40,103	30,971
Distribution and service fees – Investment Class	22,748	—
Reports to shareholders	18,925	4,735
Audit and tax fees	17,996	17,996
Legal fees	14,597	8,656
Chief Compliance Officer fees and expenses	12,263	7,498
Trustees’ fees and related expenses	6,960	6,869
Other expenses	17,595	5,188
Total Expenses	6,115,647	2,198,608

Net Investment Income (Loss)	631,160	(828,007)

Realized and Unrealized Gain on Investments
Net realized gain (loss) from:
Investments	29,626,902	2,106,973
Short transactions	(6,944,893)	(1,207,794)
Change in net unrealized appreciation (depreciation) on:
Investments	(22,513,607)	1,360,856
Short transactions	6,501,963	1,662,360
Net Realized and Unrealized Gain on Investments	6,670,365	3,922,395

Net Increase in Net Assets From Operations	$7,301,525	$3,094,388

(1)	Net of $451 and $98 in dividend withholding tax for the Core Plus Fund and Opportunities Fund, respectively.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
From Operations
Net investment income	$631,160	$455,992
Net realized gain (loss) from:
Investments	29,626,902	38,324,121
Short transactions	(6,944,893)	(19,598,015)
Change in net unrealized
appreciation (depreciation) on:
Investments	(22,513,607)	12,180,375
Short transactions	6,501,963	4,870,408
Net increase in net assets from operations	7,301,525	36,232,881

From Distributions
Net investment income – Institutional Class	(852,775)	(1,423,417)
Net investment income – Investment Class	(3,366)	(9,229)
Net realized gain on investments – Institutional Class	—	(24,407,980)
Net realized gain on investments – Investment Class	—	(376,120)
Net decrease in net assets resulting
from distributions paid	(856,141)	(26,216,746)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	53,747,290	110,944,200
Proceeds from shares sold – Investment Class	7,673,645	5,145,865
Net asset value of shares issued in reinvestment of
distributions to shareholders – Institutional Class	688,428	21,429,183
Net asset value of shares issued in reinvestment of
distributions to shareholders – Investment Class	2,453	355,860
Payments for shares redeemed – Institutional Class	(151,405,229)	(101,557,606)
Payments for shares redeemed – Investment Class	(4,920,253)	(996,137)
Net increase (decrease) in net assets from capital
share transactions	(94,213,666)	35,321,365

Total Increase (Decrease) in Net Assets	(87,768,282)	45,337,500

Net Assets
Beginning of period	323,455,840	278,118,340
End of period	$235,687,558	$323,455,840

Accumulated Net Investment Income/(Loss)	$756,730	$(1,551,110)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
From Operations
Net investment loss	$(828,007)	$(530,270)
Net realized gain (loss) from:
Investments	2,106,973	(1,057,587)
Short transactions	(1,207,794)	(1,083,727)
Change in net unrealized appreciation on:
Investments	1,360,856	5,895,596
Short transactions	1,662,360	508,694
Net increase in net assets from operations	3,094,388	3,732,706

From Distributions
Net investment income – Institutional Class	—	(11,670)
Net decrease in net assets resulting
from distributions paid	—	(11,670)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	33,260,164	41,741,406
Net asset value of shares issued in reinvestment of
distributions to shareholders – Institutional Class	—	129
Payments for shares redeemed – Institutional Class	(19,844,624)	(6,403,575)
Net increase in net assets from capital
share transactions	13,415,540	35,337,960

Total Increase in Net Assets	16,509,928	39,058,996

Net Assets
Beginning of period	69,025,773	29,966,777
End of period	$85,535,701	$69,025,773
Accumulated Net Investment Loss	$(777,877)	$(464,770)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Cash Flows

For the Year Ended November 30, 2015

	Core Plus	Opportunities
	Fund	Fund
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$7,301,525	$3,094,388
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(896,123,817)	(374,080,646)
Sales of short-term investments, net	671,251	(38,971)
Proceeds from sales of long-term investments	1,024,372,072	353,401,267
Return of capital distributions received
from underlying investments	105,953	115,062
Increase in payable for distribution fees	3,845	—
Decrease in dividends and interest receivable	641,026	21,544
Increase in deposits at broker for short sales	(4,009,479)	(918,007)
Decrease/(Increase) in prepaid expenses and other assets	5,024	(68)
Proceeds from securities sold short	389,118,352	127,466,374
Purchases to cover securities sold short	(417,554,752)	(118,681,208)
Increase in dividends payable on short positions	16,941	8,138
Decrease in dividends payable on long positions	(2,194,961)	—
Decrease in payable to broker	(114,462)	(2,256)
Increase/(Decrease) in payable to Adviser	(70,589)	9,849
Decrease in accrued expenses and other liabilities
and expenses payable	(64,624)	(13,550)
Unrealized depreciation/(appreciation) on investments	22,513,607	(1,360,856)
Unrealized appreciation on short transactions	(6,501,963)	(1,662,360)
Net realized gain on investments	(29,626,902)	(2,106,973)
Net realized loss on short transactions	6,944,893	1,207,794
Net cash provided/(used) in operating activities	95,432,940	(13,540,479)
Cash Flows from Financing Activities:
Proceeds from shares sold	61,530,325	33,238,149
Payment on shares redeemed	(156,452,835)	(19,875,125)
Cash distributions paid to shareholders	(165,260)	—
Net cash provided by/(used in) financing activities	(95,087,770)	13,363,024
Net increase/(decrease) in cash	$345,170	$(177,455)
Cash:
Beginning Balance	—	177,455
Ending Balance	$345,170	$—
Supplemental Disclosures:
Cash paid for interest	1,671,566	785,434
Non-cash financing activities – distributions reinvested	690,881	—
Non-cash financing activities – (decrease)/increase in
receivable for Fund shares sold	(109,390)	22,015
Non-cash financing activities – decrease in
payable for Fund shares redeemed	127,353	30,501

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Institutional Class Shares

Net Asset Value, Beginning of Year

Income (loss) from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Year

Total Return(2)

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(3)
After waiver, expense reimbursement and recoupments(3)
Ratio of net investment income (loss) to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 1.26% and 1.26%, 1.24% and 1.24%, 1.28% and 1.30%, 1.41% and 1.50%, and 1.56% and 1.50% for the periods ended November 30, 2015, November 30, 2014, November 30, 2013, November 30, 2012, and November 30, 2011, respectively.

(4)	Securities redeemed-in-kind were excluded from the computation of the ratio.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2015	2014	2013		2012	2011
$18.11	$17.65	$13.97		$11.56	$11.36

0.04	0.02	0.11		0.06	(0.04)
0.53	2.02	4.18		2.39	0.97
0.57	2.04	4.29		2.45	0.93

(0.05)	(0.09)	(0.07)		—	(0.02)
—	(1.49)	(0.54)		(0.04)	(0.71)
(0.05)	(1.58)	(0.61)		(0.04)	(0.73)

$18.63	$18.11	$17.65		$13.97	$11.56

3.15%	12.18%	31.90%		21.21%	8.27%

$225,867	$316,621	$276,054		$85,411	$56,917

2.24%	2.24%	2.21%		2.52%	2.64%
2.24%	2.24%	2.23%		2.61%	2.58%

0.24%	0.15%	0.70%		0.56%	(0.39)%
0.24%	0.15%	0.68%		0.47%	(0.33)%
251.00%	267.84%	247.67	%(4)	275.88%	412.51%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Investment Class Shares

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended		Period Ended
	November 30,	November 30,		November 30,
	2015	2014		2013(1)
Net Asset Value,
Beginning of Year/Period	$18.04	$17.61		$14.33

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.01)	(0.00	)(8)	0.08
Net realized and unrealized
gain on investments	0.52	2.00		3.20
Total from investment operations	0.51	2.00		3.28

Less distributions paid:
From net investment income	(0.01)	(0.08)		—
From net realized gains	—	(1.49)		—
Total distributions paid	(0.01)	(1.57)		—

Net Asset Value, End of Year/Period	$18.54	$18.04		$17.61

Total Return(3)(4)	2.88%	11.89%		22.89%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$9,821	$6,835		$2,064
Ratio of expenses to average net assets:
Before waiver and expense
reimbursement(5)(6)	2.50%	2.48%		2.49%
After waiver and expense
reimbursement(5)(6)	2.50%	2.48%		2.49%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense
reimbursement(6)	(0.05)%	(0.03)%		0.59%
After waiver and expense
reimbursement(6)	(0.05)%	(0.03)%		0.59%
Portfolio turnover rate(4)	251.00%	267.84%		247.67	%(7)

(1)	The Investment Class shares commenced operations on January 31, 2013.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.52% and 1.52%, 1.50% and 1.50%, and 1.56% and 1.56% for the periods ended November 30, 2015, November 30, 2014, and November 30, 2013, respectively.

(6)	Annualized for periods less than one year.
(7)	Securities redeemed-in-kind were excluded from the computation of the ratio.
(8)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Financial Highlights – Institutional Class

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended
	November 31,	November 31,
	2015	2014(1)
Net Asset Value, Beginning of Year/Period	$10.63	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.11)	(0.10)
Net realized and unrealized gain on investments	0.52	0.73
Total from investment operations	0.41	0.63

Less distributions paid:
From net investment income	—	(0.00	)(7)
Total distributions paid	—	—

Net Asset Value, End of Year/Period	$11.04	$10.63

Total Return(3)(4)	3.76%	6.34%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$85,536	$69,026
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)(6)	2.63%	2.69%
After waiver and expense reimbursement(5)(6)	2.63%	2.69%
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(6)	(0.99)%	(1.02)%
After waiver and expense reimbursement(6)	(0.99)%	(1.02)%
Portfolio turnover rate(4)	319.97%	281.92%

(1)	The Fund commenced operations on November 29, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than a full year.
(5)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.34% and 1.34%, and 1.50% and 1.50% for the periods ended November 30, 2015 and November 30, 2014, respectively.

(6)	Annualized for periods less than one year.
(7)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS
Notes to Financial Statements
November 30, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies.”  The Convergence Core Plus Fund and Convergence Opportunities Fund (each, a “Fund” and together the “Funds”) represent distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Funds is long-term capital growth. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Convergence Core Plus Fund became effective on December 29, 2009 and commenced operations on December 29, 2009 and January 31, 2013 for the Institutional and Investment Class shares, respectively.  The Convergence Opportunities Fund became effective November 29, 2013 and commenced operations on November 29, 2013 for the Institutional Class shares.  As of the date of this report, the Investment Class shares of the Convergence Opportunities Fund have not commenced operations.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange or the latest sales price on the Composite

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)) for the day such security is being valued.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, are valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2015:

Core Plus Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stock	$295,035,529	$—	$—	$295,035,529
Real Estate
Investment Trusts	12,607,000	—	—	12,607,000
Total Equity	307,642,529	—	—	307,642,529
Short-Term Investments	1,133,219	—	—	1,133,219
Total Assets	$308,775,748	$—	$—	$308,775,748
Liabilities:
Securities Sold Short	$77,626,128	$—	$—	$77,626,128
Opportunities Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stock	$103,526,676	$—	$—	$103,526,676
Real Estate
Investment Trusts	10,640,821	—	—	10,640,821
Total Equity	114,167,497	—	—	114,167,497
Short-Term Investments	1,334,905	—	—	1,334,905
Total Assets	$115,502,402	$—	$—	$115,502,402
Liabilities:
Securities Sold Short	$31,348,224	$—	$—	$31,348,224

(1) See the Schedule of Investments for industry classifications.

The Funds did not hold any investments during the year ended November 30, 2015 with significant unobservable inputs which would be classified as Level 3.  During the year ended November 30, 2015, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.  The Funds did not hold financial derivative instruments during the reporting period.

(b) Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which a fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Funds’ securities sold short and deposits for short sales are held with one major securities broker-dealer. The Funds do not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

(c) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2015, the Funds did not incur any interest or penalties.

(d) Distributions to Shareholders

The Funds will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Funds do not charge a redemption fee, and therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the applicable Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (12b-1) fees are expensed at 0.25% of average daily net assets of the Investment Class shares of each Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from real estate investment trusts (REITs) is recognized on the ex-date and included in dividend income.  The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available and adjust for actual classifications in the calendar year the information is reported.

(3)	Federal Tax Matters
The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 was as follows:

Convergence Core Plus Fund
	November 30, 2015	November 30, 2014
Ordinary Income	$856,141	$18,990,728
Long-Term Capital Gain	$—	$7,226,018

Convergence Opportunities Fund
	November 30, 2015	November 30, 2014
Return of Capital	$—	$11,670

The Convergence Core Plus Fund designated as short-term and long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2015.  The Convergence Core Plus Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

dividend paid deduction. The amount designated as short-term and long-term capital gain for the fiscal years ended November 30, 2015 and 2014 were as follows:

Convergence Core Plus Fund
	November 30, 2015	November 30, 2014
Short-term	$—	$12,570
Long-term	$7,270,803	$4,339,554

Convergence Opportunities Fund
	November 30, 2015	November 30, 2014
Long-term	$316,026	$—

As of November 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	Convergence	Convergence
	Core Plus	Opportunities
	Fund	Fund
Cost basis of investments for
federal income tax purposes(1)	$274,096,254	$109,012,928
Gross tax unrealized appreciation	$38,208,796	$10,781,500
Gross tax unrealized depreciation	(3,529,302)	(4,292,026)
Net tax unrealized appreciation	34,679,494	6,489,474
Undistributed ordinary income	756,730	—
Undistributed long-term capital gain	14,118,896	785,805
Total distributable earnings	14,875,626	785,805
Other accumulated losses	8,453,724	1,334,583
Total accumulated gains	$58,008,844	$8,609,862

(1) Excludes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, distributions designated and straddle adjustments for the Funds.

At November 30, 2015, the Convergence Opportunities Fund deferred, on a tax basis, post-October losses of $777,877.
The Convergence Opportunities Fund utilized $48,736 of short-term capital loss carryover in the fiscal year 2015.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Convergence	Convergence
	Core Plus	Opportunities
	Fund	Fund
Accumulated Undistributed Net
Investment Income/(Loss)	$2,532,821	$514,900
Accumulated Undistributed Net
Realized Gain/(Loss)	$(9,797,874)	$(352,725)
Paid-In Capital	$7,265,053	$(162,175)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, each Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses at least through March 30, 2017, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.50% and 1.75% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Investment Class shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. During the year ended November 30, 2015, there were no expense recoupments by the Adviser from the Funds.  As of the date of this report, there were no prior waivers subject to recoupment from the Funds.

(5)	Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Convergence Core Plus Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution and service fee of 0.25% of the Convergence Core Plus Fund’s average daily net assets of Investment Class shares for services to prospective shareholders and distribution of shares.  During the year ended November 30, 2015, the Convergence Core Plus Fund accrued expenses of $22,748 pursuant to the 12b-1 Plan.  As of November 30, 2015, the Distributor was owed fees of $9,009 pursuant to the 12b-1 Plan.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the year ended November 30, 2015, and owed as of November 30, 2015 are as follows:

	Incurred	Owed
Convergence Core Plus Fund	$288,721	$44,065
Convergence Opportunities Fund	$ 94,824	$15,407

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the year ended November 30, 2015, and owed as of November 30, 2015 are as follows:

Fund Accounting	Incurred	Owed
Convergence Core Plus Fund	$123,641	$19,412
Convergence Opportunities Fund	$ 48,675	$ 8,197

Transfer Agency	Incurred	Owed
Convergence Core Plus Fund	$113,465	$19,777
Convergence Opportunities Fund	$ 33,128	$ 5,789

Custody	Incurred	Owed
Convergence Core Plus Fund	$ 46,142	$10,005
Convergence Opportunities Fund	$ 21,042	$ 4,050

The Funds each have a line of credit with US Bank (see Note 10).
The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and U.S. Bank.
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Funds’ allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2015, and owed as of November 30, 2015 are as follows:

	Incurred	Owed
Convergence Core Plus Fund	$12,263	$2,341
Convergence Opportunities Fund	$ 7,498	$1,253

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

(7)	Capital Share Transactions
Transactions in shares of the Funds were as follows:

Convergence Core Plus – Institutional Class
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
Shares sold	2,957,609	6,384,660
Shares reinvested	37,993	1,225,544
Shares redeemed	(8,354,325)	(5,770,392)
Net increase/(decrease)	(5,358,723)	1,839,812

Convergence Core Plus – Investment Class
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
Shares sold	422,322	298,246
Shares reinvested	136	20,029
Shares redeemed	(271,884)	(56,518)
Net increase	150,574	261,757

Convergence Opportunities – Institutional Class
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
Shares sold	3,064,434	4,129,966
Shares reinvested	—	13
Shares redeemed	(1,805,713)	(636,129)
Net increase	1,258,721	3,493,850

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, and securities sold short, for the Funds for the year ended November 30, 2015 are summarized below. There were no purchases or sales of U.S. government securities for the Funds.

	Convergence Core	Convergence
	Plus Fund	Opportunities Fund
Purchases	$ 896,123,817	$ 374,080,646
Sales	$(1,024,372,072)	$(353,401,267)

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Funds, under Section 2(a)(9) of the 1940 Act.  At November 30, 2015, National Financial Services, LLC, for the benefit of others, held 49.01% of the Convergence Core Plus Fund’s outstanding Institutional Class shares.  At November 30, 2015, TD Ameritrade Inc. and Charles

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2015

Schwab & Co., Inc., for the benefit of others, held 42.76% and 35.62%, respectively, of the Convergence Core Plus Fund’s outstanding Investment Class shares.  At November 30, 2015, National Financial Services, LLC, for the benefit of others, held 74.89% of the Convergence Opportunities Fund’s outstanding Institutional Class shares.

(10)	Line of Credit

The Convergence Core Plus Fund and Convergence Opportunities Fund each have a line of credit in the amount of the lessor of $13,000,000 and $5,000,000, respectively, or 33.33% of the fair value of unencumbered assets of the Convergence Core Plus Fund and Convergence Opportunities Fund, which all mature on August 12, 2016. These unsecured lines of credit are intended to provide short-term financing, if necessary and subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate of 3.25% (as of November 30, 2015). The credit facility is with the Funds’ custodian, US Bank. The following table provides information regarding usage of the lines of credit for the year ended November 30, 2015. There was no outstanding balances on the lines of credit as of November 30, 2015.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Convergence
Core Plus Fund	40	$1,622,350	$5,858	$4,833,000	6/11/2015
Convergence					4/2/2015 –
Opportunities Fund	12	$ 766,833	$ 831	$1,544,000	4/5/2015

* Interest expense is included within interest and broker expenses on the Statement of Operations.

(11)	Subsequent Event
On December 16, 2015, the Funds declared and paid distributions from ordinary income and long-term realized gain to shareholders of record as of December 15, 2015, as follows:

		Long-Term
	Ordinary Income	Realized Gains
Convergence Core Plus Fund
Institutional Class	$825,056	$13,520,585
Investment Class	$13,170	$598,326
Convergence Opportunities Fund
Institutional Class	$—	$785,835

On December 28, 2015, the Trust filed an update to its registration statement to add an additional series to the Trust, the Convergence Market Neutral Fund, which will commence operations on January 29, 2016.

CONVERGENCE FUNDS
Report of Independent Registered Public Accounting Firm

To the Shareholders of Convergence Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and schedules of securities sold short of Convergence Funds, comprising Convergence Core Plus Fund and Convergence Opportunities Fund (the “Funds”), each a series of the Trust for Professional Managers, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Convergence Funds as of November 30, 2015, the results of their operations, cash flows, changes in net assets, and the financial highlights for the periods and Funds indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 29, 2016

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Convergence Core Plus Fund and the Convergence Opportunities Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Convergence Investment Partners, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of each Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.   NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of David J. Abitz, the Funds’ portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.   INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Core Plus Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015.  The Trustees also discussed the performance of the Institutional Class shares of the Opportunities Fund for the year-to-date and one-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Index for the Core Plus Fund and the Russell 2000 Index for the Opportunities Fund), and in comparison to a peer group funds as constructed by data presented by Morningstar Direct (U.S. open-end large blend funds for the Core Plus Fund and U.S. open-end small blend funds for the Opportunities Fund) (each a “Morningstar Peer Group”).

The Trustees noted that for the five-year period ended April 30, 2015, the Core Plus Fund’s performance was above the Morningstar Peer Group median, falling within the first quartile.  The Trustees then noted that for the year-to-date, one-year and three-year periods ended April 30, 2015, the Core Plus Fund’s performance was below the Morningstar Peer Group medians, falling within the fourth quartile for the year-to-date and one-year periods and within the third quartile for the three-year period.  The Trustees also noted that for the five-year and since inception periods ended March 31, 2015, the Core Plus Fund had outperformed the Russell 3000 Index.  The Trustees noted the Core Plus Fund had underperformed the Russell 3000 Index for the quarter, one-year and three-year periods ended March 31, 2015.

The Trustees noted that for the one-year period ended April 30, 2015, the Opportunities Fund’s performance was above the Morningstar Peer Group median, falling within the second quartile.  The Trustees noted that for the year-to-date period ended April 30, 2015, the Opportunities Fund’s performance was below the Morningstar Peer Group median, falling within the third quartile.  The Trustees also noted that for the quarter, one-year and since inception periods ended March 31, 2015, the Opportunities Fund had outperformed the Russell 2000 Index.

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

3.   COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Funds relative to the Morningstar Peer Groups.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Funds’ operations and had fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement and the expense subsidization previously undertaken by the Adviser, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 24, 2015 Meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Core Plus Fund’s contractual management fee of 1.00% fell within the fourth quartile and was above its peer group average of 0.69%, which fell within the second quartile.  The Trustees noted that the Core Plus Fund was operating below its expense cap of 1.50% for Institutional Class shares.  The Trustees noted that the Core Plus Fund’s total expense ratio of 1.24% for Institutional Class shares fell into the fourth quartile and was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.85%, which fell within the second quartile.

The Trustees noted that the Opportunities Fund’s contractual management fee of 1.00% was at the top of the third quartile, above its peer group average of 0.91%, which fell within the second quartile.  The Trustees noted that the Opportunities Fund was operating below its expense cap of 1.50% for Institutional Class shares.  The Trustees noted that the Opportunities Fund’s total expense ratio of 1.31% for Institutional Class shares fell into the third quartile and was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.17%, which also fell within the third quartile.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.   EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.   BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Funds and their shareholders.

CONVERGENCE FUNDS
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•      information we receive about you on applications or other forms;

•    information you give us orally; and

•      information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE FUNDS
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2015, the Convergence Core Plus Fund and the Convergence Opportunities Fund designated 69.29% and 0.00%, respectively, of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2015, 67.81% and 0.00% of dividends paid from net ordinary income for the Convergence Core Plus Fund and the Convergence Opportunities Fund, respectively, qualified for the dividends received deduction available to corporate shareholders.

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2015. The Convergence Core Plus Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deductions the amounts designated as short-term and long-term capital gains were as follows:

	Convergence Core Plus Fund	Convergence Opportunities Fund
	Year Ended November 30, 2015	Year Ended November 30, 2015
Long-term	$7,270,803	$316,026

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Independent Trustees
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Michael D.	Trustee	Indefinite	Professor and	37	Independent
Akers, Ph.D		Term; Since	Chair, Department		Trustee, USA
615 E. Michigan St.		August 22,	of Accounting,		MUTUALS
Milwaukee, WI 53202		2001	Marquette		(an open-end
Age: 60			University		investment
			(2004–present).		company with
four portfolios).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	37	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
four portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative Officer		fund complex
			(“CAO”) and Chief		(two closed-end
			Compliance Officer		investment
			(“CCO”), Granite		companies);
			Capital International		Independent
			Group, L.P. (an		Trustee, Gottex
			investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
four portfolios).

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 34		2015	(April 2012–
present); Research
Associate, Vista360,
LLC (May 2010–
April 2012).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 55	President	July 1,	Services, LLC
	and Anti-	2014	(January 2014–
	Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

CONVERGENCE FUNDS

Investment Adviser	Convergence Investment Partners, LLC
1245 Cheyenne Avenue
Suite 102
Grafton, Wisconsin 53024

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MN-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 6, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$31,000	$30,000
Audit-Related Fees	0	0
Tax Fees	$6,000	$6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on February 6, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                        Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     February 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     February 2, 2016

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 2, 2016

* Print the name and title of each signing officer under his or her signature.